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               CONSENT OF PATENT, TRADEMARK AND COPYRIGHT COUNSEL

     We hereby consent to the reference of our firm name under the heading "Legal Matters" in the Form SB-2 Registration Statement of Sun Hill Industries, Inc. and the Prospectus contained therein.

                                        /s/ David P. Gordon
                                        -------------------------------
                                        Law Offices of David Gordon

Stamford, Connecticut
November 8, 1996